Sterling Construction Company, Inc.




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Sterling to Acquire Plateau Excavation

AUGUST 14, 2019

Disclosure: Forward-Looking Statements

This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward–looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our: business strategy; financial strategy; and plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management's assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward- looking statements due to factors listed in the "Risk Factors" section in our filings with the U.S. Securities and Exchange Commission ("SEC") and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Sterling Construction Company, Inc.

Sterling 3-Year Strategic Vision - Introduced in 2016



2021 Blended Margin
12%
10%
8%
6%
4%
3 Expansion into Adjacent Markets
15%+ margins
2 Grow High Margin Products
50/50 Split at 12%+ margin
1 Solidify the Base
7-8%
Threefold margin improvement in 6 years
2015 Margins

2015 - Focused on Solidifying Base and not taking on losing jobs

2016 - Focused on Solidifying Base and began to Grow High Margin Products…Margins increased to 6.4%

2017 - Continued to Solidify Base, Grow High Margin Products, and began Expansion into Adjacent Markets w/ Tealstone Acquisition…Margins increased to 9.3%

2018 - Continued Elements 1&2 and began growing out Tealstone…Margins increased to 10.6%

2019 - Continued 2018 activities and focus on adding next adjacent Market…Combined Margins will increase to over 12% with Plateau acquisition

Key Objectives: Bottom-Line Growth, Risk Reduction, Exceed Peer Performance

Sterling Construction Company, Inc.

Expansion into Adjacent Markets…Plateau

12%
10%
8%
6%
4%

1 Solidify the Base
Goes from
7-8% to 9-10%

2 Grow High
Margin Products
50/50 Split at 12%+
margin

3 Expansion into
Adjacent Markets
15%+ margins

Announced Plateau Excavation Acquisition – 8/14/19

- Provides access to the rapidly growing Southwest US, a region where Sterling currently has no presence.
- Will enhance overall margin and cash flow and be immediately accretive.
- Construction services for warehouses and data centers is an attractive market space with high-profile, blue chip customers.
- Further reduces Sterling's risk through diversification.

How the Strategy has Driven Higher Margins


Gross Margin
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2015
2016
2017
2018
2019e
Combined gross margin with Plateau expected to exceed 12%

Continued Focus on Bottom Line to Triple Gross Margin

Sterling Construction Company, Inc.

Plateau Excavation Overview

Plateau is the leading provider of infrastructure improvement services in the Southeastern U.S. serving blue-chip customers in the data center, distribution center/warehousing (e-commerce and traditional retail), energy and other growing end markets.

Headquarters: Austell, GA

Employees: ~800

2018 Revenue: ~$290 million

Three year Revenue CAGR: ~12%

2018 EBITDA: ~$72 million

Backlog: ~$184 million as of 12/31/18

Backlog by End Market as of 12/31/18



Energy & Other
5%
Commercial & Residential
16%
Data Center
10%
E-Commerce
18%
Distribution Center/ Warehouse
51%

Sterling Construction Company, Inc.

Strong Relationships with High Profile Customers

- 86% of 2017 revenue was from returning customers
- 14-year average tenure with top 10 customers
- Provides Sterling with a whole new (and quickly growing) customer base including:

amazon Microsoft Google Walmart jet salesforce THE HOME DEPOT TARGET ups FedEx

Key Benefits to Sterling

- Higher value service with lower execution risk and better margins
- Strong earnings potential and cash generation.
  - Can add ~$72 mm and ~$77 mm of EBITDA and free cash flow, respectively, annually.
- Introduction to new markets.
  - Plateau operates in attractive markets from both a margin and growth perspective.
  - Mainly excavate for data centers and warehouses, both of which are growing due to a rise in e-commerce, migration of data to "The Cloud" and the continued prominence of internet activities
- Expansion into higher growth geographies


WA
OR
MT
ID
WY
NV
UT
CO
CA
AZ
NM
TX
HI

Meets Sterling Acquisition Criteria

- ✓ Higher value add in adjacent end markets with higher margins and lower execution risk
- ✓ End Market Diversification
- ✓ Great management team that stays with the business
- ✓ Strong performing business with significant growth potential
- ✓ Performs "like activities" to what we do today
- ✓ Immediately accretive


PLATEAU
EXCAVATION, INC.

Improving Margins, Reducing Risk, Adding Great People

Sterling Construction Company, Inc.

Transformative Characteristics

Attractive Margins	Margins - ~26% GM and ~24% EBITDA Margin- significantly above Sterling core business.
Growth Potential	Plateau revenues expected to grow mid-to-high single digits annually for the foreseeable future. Mainly excavate for data centers and warehouses, both of which are growing due to a rise in e-commerce, the migration of data to "The Cloud" and the Internet of Things.
Diversification	Diversification of revenue streams by end market, customer type and geographies.
Lower Risk	Quick turnaround, more stable projects doing activities we do every day.
High Free Cash Flow	Low capex requirements drive high free cash flow.


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Combined Entity of ~$1.3 billion in Revenue and $130 million in EBITDA

Sterling Construction Company, Inc.

Transaction Structure

- Total purchase price of $400 million; approximately 5.5x EBITDA
- Financing the acquisition and repaying existing higher interest rate term loan through a new $400 million term loan and $75 million revolver
- Expect to close near the end of Q3’19
- Key members of Plateau management remaining with company



Sterling Construction Company, Inc.

Combined Company Analysis

Estimated Combined Annual Financials

($ in millions)	Sterling	Plateau	Combined
Revenue	~1,000	~290	~1,290
EBITDA	~58	~72	~130
# of Employees	~2,000	~800	~2,800

Revenues by End Market



Plateau Excavation 22%
Heavy Highway Construction 39%
Residential Construction 11%
Other Heavy Civil Construction 28%

Heavy Highway becomes <40% of Consolidated Revenue

Sterling Construction Company, Inc.

Focused on Bottom-Line Growth as Opposed to Top-Line Growth


500%
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
2015
2016
2017
2018
2019e
Revenue Growth
Gross Profit Growth

Margin growth outpaces revenue growth by approximately 4x

Sterling Construction Company, Inc.

Questions?